UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2011

SPRINT NEXTEL CORPORATION
(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 829-0965

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 19, 2011, Sprint Nextel Corporation (“Sprint”) announced an amendment to its long-term agreement with Clearwire Corporation (“Clearwire”) that establishes new wholesale pricing terms and provides Clearwire a minimum of $1 billion from Sprint to be paid during 2011 and 2012 for 4G wholesale services comprised of minimum usage commitments of $300 Million in 2011, $550 Million in 2012 and $175 Million in pre-payments for 4G wholesale services to be used in 2011, 2012 and beyond. The press release is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press Release dated April 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 SPRINT NEXTEL CORPORATION

Date: April 19, 2011                                                               /s/ Timothy O'Grady
                                                                                 By:          Timothy O’Grady
                                                                                                 Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 19, 2011.